Exhibit 99.1

Sequential Brands Group Announces 2016 First Quarter Financial Results

•	Q1 Revenue increased 150% to $34.0 million vs. $13.6 million in the prior year quarter

•	Q1 Adjusted EBITDA increased 108% to $16.7 million vs. $8.0 million in the prior year quarter

NEW YORK, May 5, 2016 -- Sequential Brands Group, Inc. ("Sequential" or the "Company") (Nasdaq:SQBG) today announced financial results for the first quarter ended March 31, 2016.

First Quarter 2016 Results:

Total revenue for the first quarter ended March 31, 2016 increased to $34.0 million, compared to $13.6 million in the prior year quarter. Adjusted EBITDA for the first quarter was $16.7 million, compared to $8.0 million in the prior year quarter. On a non-GAAP basis, net income for the quarter ending March 31, 2016 was $2.5 million, or $0.04 per diluted share, compared to $1.3 million, or $0.03 per diluted share, in the prior year quarter. On a GAAP basis, net loss was $(1.1) million for the first quarter, or $(0.02) per diluted share, compared to net income of $1.4 million, or $0.04 per diluted share, in the prior year quarter. See tables below for a reconciliation of GAAP to non-GAAP measures.

Yehuda Shmidman, Sequential's Chief Executive Officer, commented, “Our 2016 fiscal year is off to a strong start with Q1 revenue up 150% from the prior year, driven by a combination of contributions from the brands acquired in 2015 and increased revenues from the balance of our portfolio. We are on track to achieve high single digit organic growth for full year 2016 and remain focused on executing our activation playbook.”

Financial Update:

For the year ending December 31, 2016, the Company is reiterating its guidance of $145.0 to $150.0 million in revenue and Adjusted EBITDA of $83.0 to $87.0 million. The Company's contractual guaranteed minimum royalties for 2016 are approximately $100 million. Consistent with the Company's historical quarterly results, the Company expects revenue for 2016 to be weighted to the third and fourth quarters due to seasonality in the businesses of many of the Company's licensees. In addition, the Company is continuing to review potential acquisition candidates and look for consumer brands with high potential for growth and strong brand awareness.

Following the completion of the Martha Stewart Living Omnimedia, Inc. merger integration, the Company expects its twelve-month run rate to be $150.0 to $155.0 million of revenue and $92.5 to $95.0 million of Adjusted EBITDA. The Company anticipates that the merger integration will be completed on schedule.

Investor Call and Webcast:

Management will provide further commentary today, May 5, 2016, on the Company's financial results via a conference call and webcast beginning at approximately 8:30am ET. To join the conference call, please dial (877) 407-0789 or visit the investor relations page on the Company's website www.sequentialbrandsgroup.com.

Non GAAP Financial Measures:

This press release contains historical and projected measures of Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share. These non-GAAP metrics are an alternative to the information calculated under U.S. generally accepted accounting principles (“GAAP”), as provided in the reports the Company files with the Securities and Exchange Commission, may be inconsistent with similar measures presented by other companies and should only be used in conjunction with the Company’s results reported according to GAAP. Any financial measure other than those prepared in accordance with GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We consider these measures to be useful measures of our ongoing financial performance because they adjust for certain costs and other events that the Company believes are not representative of its ongoing business. See below for a reconciliation of these non-GAAP metrics to the most directly comparable GAAP measure.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the fashion, home, active, and lifestyle categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of Sequential relate to future results, or state intentions, beliefs, expectations or predictions of the future, which are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Sequential's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, revenue, sales and other projections, developments, potential acquisitions, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," the negatives thereof, variations thereon and similar expressions. For example, in this press release we may use forward-looking statements when addressing topics such as revenue, adjusted EBITDA and contractual guaranteed minimum royalties, non-GAAP net income, income per share and non-GAAP income per share.  Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company and its predecessors have filed with the Securities and Exchange Commission; (ii) general economic, market, or business conditions; (iii) the ability to successfully integrate acquisitions; (iv) the ability to realize anticipated benefits and synergies of acquisitions; (v) the potential impact of acquisitions on relationships, including with employees, licensees, customers and competitors; (vi) operational or financial problems at any of our licensees and resulting failure to collect minimum royalties and (vii) other circumstances beyond our control. Refer to the section entitled "Risk Factors" in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of the Company and its predecessors for a discussion of important risks, uncertainties and other factors that may affect Sequential's businesses, results of operations and financial condition. Sequential's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. Sequential is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Inquiries

Katherine Nash, 512-757-2566

knash@sbg-ny.com

Media Inquiries

Jaime Cassavechia, 212-518-4771 x108

jcassavechia@sbg-ny.com

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	March 31,	December 31,
	2016	2015
	(Unaudited)
Assets
Current Assets:
Cash	$41,379	$41,560
Accounts receivable, net	34,603	42,026
Available-for-sale securities	6,613	5,611
Prepaid expenses and other current assets	5,154	5,276
Current assets held for disposition from discontinued operations of wholesale business	103	113
Total current assets	87,852	94,586

Property and equipment, net	7,529	6,547
Intangible assets, net	872,002	872,277
Goodwill	313,533	314,288
Other assets	1,796	2,139
Total assets	$1,282,712	$1,289,837

Liabilities and Equity
Current Liabilities:
Accounts payable and accrued expenses	$18,301	$23,722
Deferred revenue	1,023	2,157
Current portion of long-term debt	20,000	19,000
Total current liabilities	39,324	44,879

Long-term debt, net of current portion	518,497	523,065
Deferred tax liability	185,249	184,881
Other long-term liabilities	11,560	10,686
Long-term liabilities held for disposition from discontinued operations of wholesale business	667	677
Total liabilities	755,297	764,188

Commitments and Contingencies

Equity:
Preferred stock Series A, $0.01 par value; 10,000,000 shares authorized; none issued and outstanding at March 31, 2016 and December 31, 2015	-	-
Common stock, $0.01 par value; 150,000,000 shares authorized; 62,610,960 and 60,991,127 shares issued at March 31, 2016 and December 31, 2015, respectively, and 62,111,140 and 60,480,474 shares outstanding at March 31, 2016 and December 31, 2015, respectively	621	605
Additional paid-in capital	497,943	496,179
Accumulated other comprehensive loss	(5,477)	(6,466)
Accumulated deficit	(39,906)	(38,830)
Treasury stock, at cost; 71,646 shares at March 31, 2016 and none at December 31, 2015	(501)	-
Total Sequential Brands Group, Inc. and Subsidiaries stockholders’ equity	452,680	451,488
Noncontrolling interest	74,735	74,161
Total equity	527,415	525,649
Total liabilities and equity	$1,282,712	$1,289,837

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except (loss) earnings per share data)

	(Unaudited)
	Three Months Ended March 31,
	2016	2015

Net revenue	$34,008	$13,617
Operating expenses	21,977	8,676
Income from operations	12,031	4,941

Other income	93	700
Interest expense, net	10,690	3,160
Income before income taxes	1,434	2,481

Provison for income taxes	399	919
Net income	1,035	1,562

Net income attributable to noncontrolling interest	(2,111)	(118)
Net (loss) income attributable to Sequential Brands Group, Inc. and Subsidiaries	$(1,076)	$1,444

(Loss) earnings per share attributable to Sequential Brands Group, Inc. and Subsidiaries:
Basic	$(0.02)	$0.04
Diluted	$(0.02)	$0.04

Weighted-average common shares outstanding:
Basic	61,210	39,040
Diluted	61,210	41,187

Non-GAAP Financial Measure Reconciliation

(in thousands, except earnings per share data)

	(Unaudited)
	Three Months Ended March 31,
	2016	2015
Reconciliation of GAAP net (loss) income to non-GAAP net income:
GAAP net (loss) income attributable to Sequential Brands Group, Inc. and Subsidiaries	$(1,076)	$1,444

Adjustments:
Acquisition-related costs (a)	1,311	300
Non-cash mark-to-market adjustments to stock-based compensation (b)	(333)	(30)
Gain on sale of People's Liberation brand (c)	-	(700)
Restructuring (d)	2,496	-
Adjustment to taxes (e)	149	243
Total non-GAAP adjustments	3,623	(187)

Non-GAAP net income (1)	$2,547	$1,257

Non-GAAP weighted-average diluted shares	62,751	41,187

	(Unaudited)
	Three Months Ended March 31,
	2016	2015
Reconciliation of GAAP Diluted EPS to non-GAAP Diluted EPS:
GAAP (loss) earnings per share attributable to Sequential Brands Group, Inc. and Subsidiaries	$(0.02)	$0.04

Adjustments:
Acquisition-related costs (a)	0.02	0.01
Gain on sale of People's Liberation brand (c)	-	(0.02)
Restructuring (d)	0.04	-
Total non-GAAP adjustments	$0.06	$(0.01)

Non-GAAP earnings per share (1)	$0.04	$0.03

	(Unaudited)
	Three Months Ended March 31,
	2016	2015
Reconciliation of GAAP net (loss) income to Adjusted EBITDA:
GAAP net (loss) income attributable to Sequential Brands Group, Inc. and Subsidiaries	$(1,076)	$1,444

Adjustments:
Provision for income taxes	399	919
Interest expense, net	10,690	3,160
Non-cash compensation	1,780	2,531
Depreciation and amortization	1,143	378
Acquisition-related costs (a)	1,311	300
Gain on sale of People's Liberation brand (c)	-	(700)
Restructuring (d)	2,496	-
Total Adjustments	17,819	6,588

Adjusted EBITDA (2)	$16,743	$8,032

(1)	Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income, excluding acquisition-related costs, mark-to-market adjustments to non-cash stock-based compensation provided to non-employees, gain on sale of People's Liberation brand and restructuring costs. Management uses this information to measure performance over time on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. Management believes that these non-GAAP measures provide investors with information regarding the underlying performance of the Company's core business operating results on a cash basis.

(2)	Adjusted EBITDA is defined as net (loss) income, excluding interest income or expense, income taxes, depreciation and amortization, acquisition-related costs, non-cash compensation, gain on sale of People's Liberation brand and restructuring costs. Management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. The Company believes Adjusted EBITDA provides additional information for determining its ability to meet future debt service requirements and capital expenditures.

(a)	Represents acquisition-related costs related to legal, advisory and accounting services that are not representative of the Company's day-to-day licensing business.

(b)	Represents mark-to-market adjustments to non-cash stock-based compensation provided to non-employees.

(c)	Represents the gain on sale of the People's Liberation brand during the first fiscal quarter of 2015.

(d)	Represents restructuring charges related to the Martha Stewart Living Omnimedia, Inc. acquisition.

(e)	Adjustment in 2016 reflects that the Company expects to pay cash taxes of approximately $1.0 million per year as the Company's net operating losses and other tax benefits will reduce any additional tax obligation. Adjustment in 2015 is to reflect a statutory tax rate of 35%.

Non-GAAP Financial Measure Reconciliation - Projected Fiscal Year 2016 and Post-Integration Run Rate

(in thousands, except earnings per share data)

	(Unaudited)		(Unaudited)
	Projected Fiscal Year 2016		Post-Integration Run Rate
	High	Low	High	Low

GAAP net income attributable to Sequential Brands Group, Inc.	$17,415	$15,140	$25,090	$23,790

Adjustments:
Provision for income taxes	9,378	8,153	13,510	12,810
Interest expense, net	43,000	43,000	43,000	43,000
Non-cash compensation	9,000	8,500	9,000	8,500
Depreciation and amortization	4,400	4,400	4,400	4,400
Acquisition-related costs (a)	1,311	1,311	-	-
Restructuring (b)	2,496	2,496	-	-
Total Adjustments	69,585	67,860	69,910	68,710

Adjusted EBITDA (1)	$87,000	$83,000	$95,000	$92,500

	(Unaudited)		(Unaudited)
	Projected Fiscal Year 2016		Post-Integration Run Rate
	High	Low	High	Low

GAAP net income attributable to Sequential Brands Group, Inc.	$17,415	$15,140	$25,090	$23,790

Adjustments:
Acquisition-related costs (a)	1,311	1,311	-	-
Non-cash mark-to-market adjustments to stock-based compensation (c)	(333)	(333)	-	-
Restructuring (b)	2,496	2,496	-	-
Adjustment for non-cash taxes (d)	8,378	7,153	12,510	11,810
Total non-GAAP adjustments	11,852	10,627	12,510	11,810

Non-GAAP net income (2)	$29,267	$25,767	$37,600	$35,600

Weighted average diluted shares	62,800	62,800	62,800	62,800

	(Unaudited)		(Unaudited)
	Projected Fiscal Year 2016		Post-Integration Run Rate
	High	Low	High	Low

GAAP earnings per share attributable to Sequential Brands Group, Inc.	$0.28	$0.24	$0.40	$0.38

Adjustments:
Acquisition-related costs (a)	0.02	0.02	-	-
Restructuring (b)	0.04	0.04	-	-
Adjustment for non-cash taxes (d)	0.13	0.11	0.20	0.19
Total non-GAAP adjustments	$0.19	$0.17	$0.20	$0.19

Non-GAAP earnings per share (2)	$0.47	$0.41	$0.60	$0.57

(1)	Adjusted EBITDA is defined as net (loss) income, excluding interest income or expense, income taxes, depreciation and amortization, acquisition-related costs, non-cash compensation and restructuring costs. Management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. The Company believes Adjusted EBITDA provides additional information for determining its ability to meet future debt service requirements and capital expenditures.

(2)	Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income, excluding acquisition-related costs, mark-to-market adjustments to non-cash stock-based compensation provided to non-employees and restructuring costs. Management uses this information to measure performance over time on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. Management believes that these non-GAAP measures provide investors with information regarding the underlying performance of the Company's core business operating results on a cash basis.

(a)	Represents acquisition-related costs related to legal, advisory and accounting services that are not representative of the Company's day-to-day licensing business.

(b)	Represents restructuring charges related to the Martha Stewart Living Omnimedia, Inc. acquisition.

(c)	Represents mark-to-market adjustments to non-cash stock-based compensation provided to non-employees.

(d)	Adjustment in 2016 reflects that the Company expects to pay cash taxes of approximately $1.0 million per year as the Company's net operating losses and other tax benefits will reduce any additional tax obligation. Adjustment in 2015 is to reflect a statutory tax rate of 35%.